Exhibit 10.7

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the registration statements of Elbit Systems Ltd. on Forms S-8 (File Nos. 333-9354 and 333-139512) of our report dated March 5, 2008, with respect to the financial statements of Kinetics Ltd. (not separately included in this Form 20-F),which appears in this December 31, 2007 annual report on Form 20-F of Elbit Systems Ltd.

By:	/s/Kesselman & Kesselman

Kesselman & Kesselman

Certified Public Accountants (Isr.)

A member firm of Pricewaterhouse Coopers International Limited

May 27, 2008